1 A Powerful Diversified Media & Marketing Company Stephens 2016 Spring Investment Conference June 7, 2016

Disclaimer 2 This presentation contains confidential information regarding Meredith Corporation (“Meredith” or the “Company”). This presentation constitutes “Business Information” under the Confidentiality Agreement the recipient signed and delivered to the Company and its use and retention are subject to the terms of such agreement. This presentation does not purport to contain all of the information that may be required to evaluate a potential transaction with the Company and any recipient hereof should conduct its own independent evaluation and due diligence investigation of the Company and the potential transaction. Nor shall this presentation be construed to indicate that there has been no change in the affairs of the Company since the date hereof or such other date as of which information is presented. Each recipient agrees that it will not copy, reproduce, disclose or distribute to others this presentation or the information contained herein, in whole or in part, at any time, without the prior written consent of the Company, except as expressly permitted in the Confidentiality Agreement. The recipient further agrees that it will cause its directors, officers, employees and representatives to use this presentation only for the purpose of evaluating its interest in a potential transaction with the Company and for no other purpose. Neither the Company nor any of its affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to the recipient, and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this presentation. The recipient is not entitled to rely on the accuracy or completeness of this presentation and is entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company in a definitive written agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. This presentation and management’s commentary relating thereto may contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the Company’s estimates of future revenues, profits and earnings per share. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Today’s Agenda 3  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Total Shareholder Return

Meredith’s Strong Investment Thesis 4  Portfolio of highly rated television stations in large and fast-growing markets  Trusted national brands with an unrivaled female reach  Profitable and growing digital business  World’s 2nd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by: Commitment to delivering Top Third Total Shareholder Return: 1. 2. 3.  Dividend payer for 69 years; increases for 23 consecutive years  Share buyback program  Accretive strategic acquisitions

Meredith at a Glance 5 National Media Revenue: $1.1B EBITDA: $160M Local Media Revenue: $545M EBITDA: $200M WORKING YOU WS M V -TV W SM V-DT NASHV IL L E $ in millions Based on fiscal 2016 consensus estimates EBITDA before special items

6  Retransmission agreements renegotiated at favorable rates  Strong start to political advertising cycle  Improved print advertising performance  Rapid growth in digital, mobile, video and social platforms  Grew dividend for 23rd straight year A Strong Start to Calendar 2016

Today’s Agenda 7  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Total Shareholder Return

National Media Group Footprint 8 Reaches Over 100 Million Unduplicated American Women Monthly 80 Million Unique Visitors | Nearly 75% of Millennial Women INGREDIENTS FOR Something Special YOUNG WOMEN YOUNG FAMILIES ESTABLISHED FAMILIES WOMEN OF WORTH NEW NESTERS

Our Brands Speak to Her About What Matters Most 9 Seasons and styles change, but women’s priorities remain the same HER HOME HER FAMILY HERSELF

Meredith Millennial Strategy 10 Increase Millennial women connecting and engaging with Meredith brands by:  Infusing Millennial appealing personalities and talent with a social following across Meredith brand platforms  Creating annual corporate and brand goals for Millennial growth  Crafting a video strategy to increase distribution, serve up the “right” content on all platforms and monetize

Executing National Media Group Strategies 11  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Accelerate growth of profitable digital business  Expand Meredith Xcelerated Marketing  Grow high margin brand licensing business

12 50 75 100 125 150 175 200 2009 2010 2011 2012 2013 2014 2015 A ud ienc e ( in m il li on s ) Print Online + Mobile 40% of audience 60% of audience Growing Audience Engagement Across Platforms Digital is adding to Meredith’s total audience, and is not cannibalizing print

Digital CAGR: 18% Total Advertising Revenue is Growing 13 0 100 200 300 400 500 600 2012 2014 2016 $ in millions Fiscal years ended June 30 Print Digital $492 $530 $483 10% 15% 27% $ $ Print CAGR: (2)% Total CAGR: 2% 16% (Consensus) 90% 73% 84%

Circulation Auto-Renewal Has Large Upside 14 Lifetime Value $8.00 Traditional renewal methods Auto- renewal $15.00

Accelerate Growth of Meredith Digital 15 An Engaged and Growing Audience of 80 Million

16 0% 5% 10% 15% 20% 25% 30% 35% 2010 2012 2014 2016 7% 29% 10% 16% (1st Half) Fiscal years Digital Represents Nearly 30% of Advertising Delivering Mid-Teens Operating Profit Margin

Developing Best-in-Class Branded Experiences 17  Improved User Experience  Improved Natural Search Ranking  Updated Ad Placements  Modernized Look & Feel

Leveraging Data, Insights and Analytics 18 We focus on women at scale: ― 102 million consumers ― 82 million unique visitors  1st party data is based on direct behavioral engagement We operate across platforms  Data is our DNA ― Team of expert data analysts ― Identify trends and consumer intent ― Used to find, inform and reach consumers throughout purchase path

MXM Provides Full Suite of Services for Leading National Brands  Content strategy & execution  Customer Relationship Management – Direct communication with consumers via mail, email and other sources  Digital Marketing ‒ Website development ‒ Search engine optimization  Mobile Marketing ‒ Mobile site and app development  Social Media Marketing – Brand monitoring  Data & Analytics ‒ Measurement ‒ Reporting ‒ Predictive analytics Areas of Focus: 19

20 Meredith is The World’s 2nd-Largest Licensor

Today’s Agenda 21  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Total Shareholder Return

Attractive Stations in Large & Growing Markets 22 Station Market Market Rank Network Affiliation Atlanta 9 CBS & IND Phoenix 12 CBS & IND St. Louis 21 CBS Portland 24 FOX & MyTV Nashville 29 NBC Hartford 30 CBS Kansas City 33 CBS & MyTV Greenville 37 FOX Las Vegas 40 FOX

Stations are Big 4 Affiliates in Large DMAs



DMA #1-50
HH in the DMA (M)
Avg Ad Rev / Station: $45M
3
2
1
0
2.4
0.7
Atlanta
Phoenix
St. Louis
Portland
Nashville
Hartford
Kansas City
Greenvile
Las Vegas
DMA #51-100
0.5
Avg Ad Rev / Station: $19M
Mobile
Flint

Source: SNL Data

+ national media brands + local media brands + marketing solutions meredith 23

FY2012 FY2014 FY2016 $114 $151 $144 1st 9 mos EBITDA FY2012 FY2014 FY2016 Strong Revenue & EBITDA Growth 24 EBITDA Margin: $316 36% 36% $403 38% 15% CAGR 15% CAGR 1 Fiscal 2016 full year consensus estimate Revenue $547¹ $199¹ $407 1st 9 mos

Local Media Growth Strategies 25  Increase News Viewership  Grow Advertising Revenues  Scale Digital Video and Mobile  Increase Net Retransmission Contribution  Maximize Recent Acquisitions and Expand Station Portfolio

Expanding Local Content Creation 26 CY05 CY10 CY15 270 400 650 News Hours Per Week 9% CAGR

FY09 FY11 FY13 FY15 FY16 $234 $256 $269 $357 Increasing Non-Political Advertising Revenues 27 $ in millions (Consensus) 7% CAGR $375

Maximizing Political Advertising Opportunity 28 2009 2011 2013 2015 2017 $40-$50 $35 $44 $24 $39 $ in millions Fiscal years Presidential Election Mid-term Election (estimate)

40% Hartford Springfield (CBS) + (FOX) St. Louis (CBS) Atlanta Phoenix Kansas City Saginaw (CBS) Las Vegas Portland Greenville Mobile (FOX) Fiscal 2019 MVPD Renewal Schedule Affiliation Renewal Schedule Nashville (NBC) Increasing Retransmission Revenue and Contribution Fiscal 2017 Fiscal 2018 Fiscal 2016 40% 20% 29

Today’s Agenda 30  Meredith Overview  National Media Growth Strategies  Local Media Growth Strategies  Total Shareholder Return

Total Shareholder Return Strategy 31 1. Current annualized dividend of $1.98 per share 2. $100 million share repurchase program 3. Ongoing strategic investments to scale business and build shareholder value

Free Cash Flow Generation: 2006-2015 32 $195 $405 $660 $840 $1,030 $1,250 $1,430 $1,620 $1,795 $2,000 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 $ in millions Cumulative

Balanced Use of Cash: FY2006 to FY2015 33 $ in millions Net of change in debt $2,000 $280 Cash Generation Cash Utilization $2,280 $2,280 $610 $510 Dividends $300 $860 Share repurchases Acquisitions Cap-ex Operating cash flows stock options Reinvested in operations Returned to shareholders 51% 49%

Strong Track Record of Increasing Dividends 34 $0.48 $0.74 $0.92 $1.63 2004 2007 2010 2013 2016 $1.98 13% CAGR Currently Yielding 4%

Meredith’s Goal: Approach Top-Third TSR 35 TSR (%) 5 15 10 0 S&P 500 Median TSR S&P 500 top 3rd TSR S&P 500 TSR Benchmarks – expected returns Multiple sources including BCG Investor Survey and Value Line 6-7% 10-11%

Top-Third TSR Expectations Over Next Three Years 36  Organic revenue growth  Margin expansion  Dividend yield  Buybacks TSR Drivers through FY19: +3-4% +2-3% +4-5% +1-2% Organic TSR 10-14%  Acquisitions and/or multiple expansion ++ Robust digital strategy with range of monetization options fueled by leading brands, content and scale Stronger Broadcasting revenue upside from political year, retransmission uplift, and non-political advertising Planned annual dividend increases to deliver peer-leading, stable yield and floor on stock Buyback program capitalizes on current undervaluation and returns excess cash Total TSR At Least Top-Third

37 Fiscal 2016 Fourth Quarter  Total company revenues up low- to mid-single digits  Local Media Group revenues up mid- to high-single digits  National Media Group revenues flat to up slightly Fourth Quarter: $1.01 to $1.06 Full Year: $3.25 to $3.30¹ (Increased April 28, 2016) Key Assumptions: Earnings per share: (1) Before special items

Key Takeaways from Today 38 National Media Group poised for continued profit growth: ― Brand licensing delivering high-margin profit ― Circulation providing a stable source of revenue and contribution ― Digital advertising growth offsetting print advertising declines Local Media Group delivering strong results fueled by: ― Growth in non-political advertising revenues over time ― Maximizing political advertising opportunity ― Increasing retransmission contribution Strong cash flows fueling 3-pronged TSR strategy: 1. Acquisitions and investments in business 2. Dividend growth 3. Share buybacks  Meredith can deliver Top Third Total Shareholder Return

39 A Powerful Diversified Media & Marketing Company Stephens 2016 Spring Investment Conference June 7, 2016